STOCK BENEFIT PLANS	12 Months Ended
Jun. 30, 2021
Share-based Payment Arrangement [Abstract]
STOCK BENEFIT PLANS
17.	STOCK BENEFIT PLANS

Employee Stock Ownership Plan (“ESOP”)

WVS maintains an ESOP for the benefit of officers and Savings Bank employees who have met certain eligibility requirements related to age and length of service. Compensation expense for the ESOP was $122 thousand, $107 thousand, and $226 thousand for the years ended June 30, 2021, 2020, and 2019, respectively. Total ESOP shares as of June 30, 2021 and 2020 were 309,447 and 309,447, respectively.

The following table presents the components of the ESOP shares as of June 30, 2021 and 2020.

	2021	2020
Allocated shares	138,506	148,537
Unallocated shares	152,365	160,910

Total ESOP shares	290,871	309,447

Fair value of unallocated ESOP shares	$2,491,168	$2,124,012

The purchase of shares of the Company’s stock by the ESOP is funded by three term loans, and contributions from the Company, through the Savings Bank. Unreleased ESOP shares collateralize the loans payable and the cost of these shares is recorded as a contra-equity account in stockholders’ equity of the Company. The ESOP’s term loans bear a weighted-average interest rate of 3.25%, which rate is subject to adjustment based on annual changes in the prime rate and will mature on March 31, 2035, 2037 and 2038, respectively. Shares are released as payments are made by the ESOP on the loans. The ESOP’s sources of repayment on the loans can include dividends, if any, on the unallocated stock held by the ESOP and discretionary contributions from the Savings Bank to the ESOP and other earnings.

Compensation is recognized under the shares released method and compensation expense is equal to the fair value of the shares committed to be released, and unallocated ESOP shares are excluded from outstanding shares for the purpose of computing EPS.